UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    March 8, 2007

EPIC BANCORP
(Exact name of registrant as specified in its charter)

California	000-50878	68-0175592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

630 Las Gallinas Avenue, San Rafael, California		94903
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (415) 526-6400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 5.02   (b)

Loral Good, Chief Executive Officer of Epic Wealth Management (EWM), has retired effective March 6, 2007.

Section 8 – Other Events

Item 8.01      Other Events.

Bill Osher has been named Chief Operating Officer of EWM effective March 6, 2007. Mr. Osher will remain Chief Economist, Director of Fixed Income and Sr. Investment Strategist for EWM.

Mr. Osher joined EWM in March 2005. Prior to joining EWM, he had 23 years of investment management experience and served as Chief Economist, Director of Fixed Income Investments and Equity Sector Strategist for Harris Bretall, Sullivan and Smith, L.L.C., where he was also a senior portfolio manager. Prior to that, he was Co-Director of Fixed Income for Security Pacific Investment Managers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2007	EPIC BANCORP

/s/ Michael E. Moulton

Michael E. Moulton, Chief Financial Officer
(Principal Financial Officer)